EXHIBIT 99.1
------------




JONES LANG LASALLE - PAGE - 1:



                          JONES LANG LASALLE

                               JUNE 2002




[ Jones Lang LaSalle Logo ]

JONES LANG LASALLE - PAGE - 2:




                              OUR MISSION



     "TO DELIVER EXCEPTIONAL STRATEGIC, FULLY INTEGRATED SERVICES

                                  AND

       SOLUTIONS FOR REAL ESTATE OWNERS, OCCUPIERS AND INVESTORS

                              WORLDWIDE"

JONES LANG LASALLE - PAGE - 3:




                                AGENDA



                      COMPANY OVERVIEW

                      -     Peter Roberts - Chief Operating Officer


                      DRIVING FINANCIAL PERFORMANCE

                      -     Lauralee Martin - Chief Financial Officer

JONES LANG LASALLE - PAGE - 4:




                           COMPANY OVERVIEW

JONES LANG LASALLE - PAGE - 5:




                      BUILDING A GLOBAL PLATFORM



1783       Jones Lang Wootton founded

           Partnership ultimately operatingin Europe and Asia Pacific



1968       LaSalle Partners founded

           Partnership operating primarilyin the Americas



1997       LaSalle Partners initial public offering

           Currency created for geographic and product expansion



1998       LaSalle Partners acquires Compass Management & Leasing

           LaSalle Partners becomes largest property manager in U.S.



1999       LaSalle Partners and Jones Lang Woottonmerge to create
           Jones Lang LaSalle

           Integrated Global Platform (NYSE ticker "JLL")

JONES LANG LASALLE - PAGE - 6:




                         CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income Growth &
                                                     Opportunistic
                                                     Programs

JONES LANG LASALLE - PAGE - 7:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2001
                         BUSINESS UNIT SPREAD
                         --------------------

                     IMPLEMENTATION SERVICES = 54%


                      Capital Markets -- 18%
                      Agency Leasing -- 18%
                      Tenant Representation -- 10%
                      Investment Management -- 11%
                      Project and Development Management -- 11%
                      Property Management (Corporates) -- 5%
                      Property Management (Investors) -- 19%
                      Valuations & Consulting -- 8%


                MANAGEMENT AND ADVISORY SERVICES = 46%

JONES LANG LASALLE - PAGE - 8:




[ Graphic  / Pie Charts indicating ]



                      DIVERSIFIED REVENUE SOURCES


                                 2001
                           GEOGRAPHIC SPREAD
                           -----------------

                            Americas -- 42%
                            Europe -- 43%
                            Asia Pacific -- 15%

JONES LANG LASALLE - PAGE - 9:




                              OUR VISION



     .     BE CLIENTS' TRUSTED ADVISOR AND PREFERRED BUSINESS PARTNER

           -     50% of top 100 clients take a minimum of 2 services

           -     Deliver a recognized and differentiated brand



     .     ATTRACT, DEVELOP AND RETAIN THE BEST PEOPLE

           -     Achieve 90% recommendation rate from current employees



     .     DELIVER CONSISTENTLY SUCCESSFUL FINANCIAL PERFORMANCE

           -     15% earnings growth

           -     Strong balance sheet - 25% debt to total capitalization

           -     Improve margins year over year

           -     ROE 15+%

JONES LANG LASALLE - PAGE - 10:




                     DRIVING FINANCIAL PERFORMANCE

JONES LANG LASALLE - PAGE - 11:




        DRIVING 15% EARNINGS GROWTH - FAVORABLE MARKET DYNAMICS



-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Continue client
                                                  relationship focus
                    . Integrated marketing
                                                . Explicit cross-selling
                                                  objectives


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 12:




       DRIVING 15% EARNINGS GROWTH - OUR SHAREHOLDER STRATEGIES



     .     SUSTAINABLE PROFITABLE GROWTH

           -     Total Performance Management (TPM)

           -     Expand strategic alliance relationships

           -     Cross-sell new services

           - Expand Capital Markets and Investment Management expertise to all regions

           - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

           -     Increase share of clients and market



     .     OPERATING EFFICIENCY

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology improving client service, reducing operating costs, and increasing process efficiency

JONES LANG LASALLE - PAGE - 13:




          ADJUSTED NET INCOME MAINTAINED IN TOUGH ENVIRONMENT


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                 2001 (1)      2000 (2)   Prior Year
                                 --------      --------   ----------

  Revenue                          $ 882         $ 923        (4.4%)

  Operating Expenses                 792           831        (5.0%)

  ADJUSTED OPERATING INCOME           90            92        (2.2%)

  Interest Expense                    20            27       (25.9%)

  Income Taxes                        29            25        16.0%

  ADJUSTED NET INCOME              $  41         $  40         --

  ADJUSTED EPS                     $1.31         $1.31         --


  Adjusted EBITDA                  $ 137         $ 135         1.5%


Notes:

     (1)   Adjusted to exclude non-operating charges

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.

JONES LANG LASALLE - PAGE - 14:




                     FOCUSED ON MARGIN IMPROVEMENT


$MM

                           EBITDA                  EBITDA Margin
                   ----------------------     ----------------------
Reporting Segments  2001 (1)     2000 (2)      2001 (1)     2000 (2)
------------------  --------     --------      --------     --------

Owner &
  Occupier Services

    Americas           $ 52         $ 48         16.8%        14.9%

    Europe               53           53         15.4%        14.8%

    Asia Pacific          7            6          5.1%         4.7%
                       ----         ----         -----        -----

        Total           112          107         14.3%        13.2%

Investment Management    25           28         26.3%        25.7%
                       ----         ----         -----        -----

TOTAL FIRM             $137         $135         15.6%        14.6%
                       ====         ====         =====        =====


Notes:

     (1)   Adjusted to exclude non-operating charges.

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.

JONES LANG LASALLE - PAGE - 15:




                  FIRST QUARTER 2002 MET EXPECTATIONS



$MM (except per share data)

                                        Q1 Actual
                                 ----------------------   % Change
                                 2002 (1)      2001 (2)   Prior Year
                                 --------      --------   ----------

Revenue                           $  162        $  199       (18.6%)

Operating Expenses                   166           199       (16.6%)

ADJUSTED OPERATING INCOME             (4)            0         --

Interest Expense                       4             5       (20.0%)

Income Tax Benefit                    (3)           (2)        50.0%

ADJUSTED NET INCOME               $   (5)       $   (3)      (66.7%)

ADJUSTED EPS                      $(0.16)       $(0.10)      (60.0%)
                                  ------        ------       ------

ADJUSTED EBITDA                   $    5        $   12       (58.3%)
                                  ======        ======       ======


Notes:

     (1) Excludes cumulative effect of change in accounting principle related to SFAS 142.

     (2)   Adjusted to exclude non-operating charges.

JONES LANG LASALLE - PAGE - 16:




                       AGGRESSIVE DEBT REPAYMENT


$MM

                                 03/31/02      03/31/01     03/31/00
                                 --------      --------     --------

  Short-term Borrowings             $ 10          $ 15      $181 (1)

  Long-term Debt:

    Credit Facilities                 90           147       195

    Senior Notes (2)                 144           145       --
                                    ----          ----      ----

  TOTAL FUNDED DEBT                  244           307       376

  Minority Interest                    1             1         1

  Book Equity                        314           316       302
                                    ----          ----      ----

        Total Capitalization        $559          $624      $679
                                    ====          ====      ====

-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Bal
-----------------------------


Notes:

     (1)   Term debt facility with maturity of less than one-year

     (2)   EUR 165 million

JONES LANG LASALLE - PAGE - 17:




                           2002 PLAN SUMMARY



     .     Assumes continued economic softness -- flat revenue assumption.


     .     EBITDA up to approximately $150 million.


     .     Debt paid down by $20 million


     .     EPS guidance of $1.65 to $1.70

           - Expect lower end of range if economic recovery is weak or extensively delayed

           -     7% - 10% core EPS growth year on year

           -     26% overall EPS growth (including impact of SFAS 142)

JONES LANG LASALLE - PAGE - 18:




                TO BE THE CHOSEN REAL ESTATE EXPERT AND
                   STRATEGIC ADVISOR TO THE LEADING
           OWNERS, OCCUPIERS AND INVESTORS AROUND THE WORLD



           .     #1 Global Platform

                 -    100 markets on five continents

                 -    7,200 real estate professionals

                 -    Technology leader



           .     #1 Property Manager in the World

                 -    725 million s.f. under management



           .     #3 Real Estate Investment Advisor in the World

                 -    $22.2 billion under management



           .     #1 Real Estate Research Firm in the World

                 -    160 dedicated professionals

JONES LANG LASALLE - PAGE - 19:




                  MARKET RECOGNITION OF COMPANY VALUE



[ LINE CHART INDICATING -- ]



                        STOCK PRICE PERFORMANCE



                             JLL       NASDAQ       S&P
           --------------------------------------------------

           May-01          104.64      100.62     100.32
           --------------------------------------------------

           Jun-01          104.80       97.41      97.81
           --------------------------------------------------

           Jul-01          105.90       93.81      95.11
           --------------------------------------------------

           Aug-01          118.23       89.00      93.05
           --------------------------------------------------

           Sep-01          112.23       72.56      82.49
           --------------------------------------------------

           Oct-01          113.64       76.39      85.00
           --------------------------------------------------

           Nov-01          122.30       86.25      89.20
           --------------------------------------------------

           Dec-01          132.73       91.21      90.41
           --------------------------------------------------

           Jan-02          139.43       91.17      90.03
           --------------------------------------------------

           Feb-02          140.64       83.00      86.91
           --------------------------------------------------

           Mar-02          164.02       85.92      91.10
           --------------------------------------------------

           Apr-02          183.11       81.12      87.81
           --------------------------------------------------

           May-02          184.25       76.78      85.29
           --------------------------------------------------

JONES LANG LASALLE - PAGE - 20:




                               APPENDIX

JONES LANG LASALLE - PAGE - 21:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       530 million      . Annuity type      - Agency Leasing
Management     sq ft              management fees
(Investors)                       paid monthly      - Project &
                                  or quarterly        Development
                                                      Management

                                                    - Investment
                                                      Management


-------------------------------------------------------------------------


Property       195 million      . Annuity type      - Project &
Management     sq ft              management fees     Development
(Corporate)                       paid quarterly      Management
               (2000 Combined
               Property Manage-                     - Tenant
               ment = 700                             Representation
               million sq ft)


-------------------------------------------------------------------------


Project &      $2.3 billion of  . Strategic         - Property
Development    construction       Alliances           Management
Management     costs                                  (Investors)
               (2000: $1.9      . Percentage of
               billion)           construction      - Property
                                  costs               Management
                                                      (Corporates)

                                                    - Tenant
                                                      Representation


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 22:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         3,300 trans-     . 80% "recurring"   - Project &
Representation actions            income from         Development
               33 million sq ft   Strategic           Management
               (2000: 2,800       Alliances
               transactions and                     - Property
               34 million sq ft)                      Management
                                                      (Corporates)


-------------------------------------------------------------------------

Agency         9,100 trans-     . Recurring income  - Property
Leasing        actions            sourced from        Management
               82 million sq ft   Property Manage-    (Investors)
               (2000: 12,300      ment and
               transactions and   Investment        - Investment
               121 million sq ft)  Management         Management


-------------------------------------------------------------------------


Capital        1,300 trans-     . One-time trans-   - Investment
Markets        actions            fees, but repeat    Management
               $19 billion of     client business
               value (2000:                         - Property
               1,700 transactions                     Management
               and $20 billion
               of value)                            - Tenant
                                                      Representation


-------------------------------------------------------------------------


Valuation &    29,400 valua-    . Regular repeat    - Property
Consulting     tions              valuation fees      Management
               (2000: 29,000)     tied to asset       (Corporates)
                                  value
                                                    - Capital Markets
                                . Consulting
                                  fixed fee or      - Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 23:




                  BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         $17.8 billion    . Contractual base  - Capital Markets
Investments    of assets under    fees (% of assets)
               management                           - Property
               (2000: $18.0     . Acquisition fees    Management
               billion)                               (Investors)
                                . Performance fees
                                                    - Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    - Agency Leasing


-------------------------------------------------------------------------

Indirect       $4.4 billion     . Contractual base  - N/A
Investments    of assets under    fees (% of assets)
               management
               (2000: $4.5      . Performance fees
               billion)


-------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 24:




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.